UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                          FORM 8-K

                        CURRENT REPORT
              Pursuant to Section 13 OR 15(d) of
              The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2005

                Clancy Systems International, Inc
      (Exact name of registrant as specified in its charter)

 Colorado                       33-4882-D             84-1027964
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)              File Number)    Identification No.)



2250 S. Oneida #308, Denver, Colorado             80224
Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (303) 753-0197


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets.

 Effective September 28, 2005, the Registrant completed the acquisition of the remaining 28% of the shares of Urban Transit Solutions, Inc. ("UTS"). UTS was previously owned 72% by the Registrant and 28% by four individuals. The acquisition was accomplished by merger between UTS and Klancy Newco, Inc., a wholly owned subsidiary of the Registrant formed solely for purposes of the merger. UTS was the survivor in the merger. The Registrant issued an aggregate of 17,500,000 of its common stock to the four individual shareholders of UTS, at the rate of 1,250 shares of the Registrant for each UTS share held by the individuals. A copy of the Merger Agreement is filed as an exhibit to this report.



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Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) On September 28, 2005, Gordon, Hughes & Banks, LLP elected to forego repointment as our independent auditors for the fiscal year ending September 30, 2005.

The report of Gordon, Hughes & Banks, LLP on the Registrant's financial statements for the fiscal year ended September 30, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended September 30, 2004 and subsequent interim period prior to such resignation, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

We have authorized the former accountants to respond fully to the inquiries of the successor accountant concerning all financial accounting matters related to Clancy Systems International, Inc.

None of the following reportable events occurred within our two most recent fiscal years and the subsequent interim period preceding the former accountant's resignation ("reportable events"):

A. The former accountant has not previously advised us that the internal controls necessary for us to develop reliable financial statements do not exist;

B. The former accountant has not previously advised us that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

C. The former accountant has not advised us of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv), that if further investigated may;

  1.  Materially impact the fairness or reliability of either:
a previously issued audit report or the underlying financial statements, as restated; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report including information that may prevent it from rendering an unqualified audit report on those financial statements), or

  2. Cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and
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  3.  Due to the accountants resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountants did not so expand the scope of its audit or conduct such further investigation; or


D. The former accountant has not advised us that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, as restated, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant's resignation, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation.

We have provided former accountants with a copy of the disclosures we are making in response to this Item 304. We have requested the former accountant to furnish us with a letter addressed
to the Commission stating whether it agrees with the statements made by us in response to this Item 304 and, if not, stating the
respects in which it does not agree.   We have filed as an
exhibit to this Form 8-K the former accountant's letter as an exhibit to the report containing this disclosure.

(b) Our Board of Director's approved and engaged  Stark Winter
Shenkein & Co., LLP on September 28, 2005 to act as its independent certified public accountants.

During our two most recent fiscal years or the subsequent interim period, neither Clancy Systems International, Inc., nor any person on our behalf consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, where either a written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Furthermore, we have not previously consulted the new accountants (and no one has done so on our behalf) on any other matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of item 304 and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304.

We have requested the newly engaged accountants to review the disclosure required by this item (304)a before it is filed with the Commission, and we have provided the new accountants the opportunity to furnish us with a letter addressed to the Commission containing any new

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information, clarification of our expression of its views, or the respects in which it does not agree with the statements made by us in this response to Item 304. We will file any such letter as an exhibit to the report containing the disclosure required by this item.



Item 9.01.  Financial Statements and Exhibits

	(c)	Exhibits

	10.1	Agreement of Merger, as filed September 28, 2005.
16.1	Letter regarding Change in Certifying Accountant


                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Clancy Systems International, Inc

(Registrant)


Date: September 30, 2005
/s/Stanley J. Wolfson

Name: Stanley J. Wolfson
Title: President, Chief Executive Officer





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